Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Acclaim Entertainment, Inc. (the “Company”) on Form 10-Q for the quarter ended September 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rodney P. Cousens, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ RODNEY P. COUSENS

Rodney P. Cousens
Chief Executive Officer

November 17, 2003

Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Acclaim Entertainment, Inc. (the “Company”) on Form 10-Q for the quarter ended September 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerard F. Agoglia, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ GERARD F. AGOGLIA

Gerard F. Agoglia
Chief Financial Officer

November 17, 2003

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